EXHIBIT 19(b)

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the Korea Fund, Inc. (the “Registrant”).

I, Simon M. Elliott, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/ Simon M. Elliott

Simon M. Elliott, Director, President and Chief Executive Officer of the Korea Fund, Inc.

August 27, 2026

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the Korea Fund, Inc. (the “Registrant”).

I, Neil S. Martin, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/ Neil S. Martin

Neil S. Martin, Treasurer and Principal Financial and Accounting Officer of the Korea Fund, Inc.

August 27, 2026

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.